UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8‑K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2026

Central Index Key Number of the issuing entity: 0002063065

Benchmark 2025-V17 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-02	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York                                                                                     10019

(Address of Principal Executive Offices)                                                                                       (ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed August 18, 2026, with respect to Benchmark 2025-V17 Mortgage Trust (the “Form 8-K”).  The purpose of this amendment is to correct a clerical error in the Form 8-K, which incorrectly stated that the entity replaced by Argentic Services Company LP as special servicer for the Vertex HQ Non-Serviced Loan Combination was Greystone Servicing Company LLC. The Form 8-K is hereby amended to state that the entity replaced by Argentic Services Company LP was Situs Holdings, LLC. No other changes have been made to the Form 8-K other than the change described above. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Form 8-K.

Section 6 – Asset-Backed Securities

Item 6.02 – Change of Servicer or Trustee

Effective as of August 18, 2026, Argentic Services Company LP, a Delaware limited partnership (“Argentic”), will act as special servicer for the Vertex HQ mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Vertex HQ Non-Serviced Loan Combination”), which is serviced under the trust and servicing agreement for the VRTX 2025-HQ securitization (the “VRTX 2025-HQ TSA”), replacing Situs Holdings, LLC as special servicer for the Vertex HQ Non-Serviced Loan Combination. Argentic was appointed at the direction of Blue Owl Real Estate Debt Advisors LLC, the controlling class representative under the VRTX 2025-HQ TSA. As special servicer for the Vertex HQ Non-Serviced Loan Combination, Argentic will be responsible for the servicing and administration of the Vertex HQ Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Vertex HQ Non-Serviced Loan Combination when the Vertex HQ Non-Serviced Loan Combination is not specially serviced. Servicing of the Vertex HQ Non-Serviced Loan Combination will continue to be governed by the VRTX 2025-HQ  TSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By: /s/ Robert-Christopher Jones

Name:  Robert-Christopher Jones

Title:    Managing Director

By: /s/ Matt Smith

Name:  Matt Smith

Title:    Director

Dated:  August 19, 2026